Exhibit 99.2

Today’s agenda
Today’s agenda

•
•
Gary Rodkin, CEO
Gary Rodkin, CEO
•
•
André
André
Hawaux, president Consumer Foods
Hawaux, president Consumer Foods
•
•
Paul Maass, president Commercial Foods
Paul Maass, president Commercial Foods
•
•
John Gehring, CFO
John Gehring, CFO
Strategy
Strategy
Goals
Goals
Algorithm
Algorithm

Ralcorp acquisition
Ralcorp acquisition
•
•
Strategic addition to ConAgra Foods portfolio
Strategic addition to ConAgra Foods portfolio
•
•
Creates ~$18B company
Creates ~$18B company
•
•
Largest private brand company in North America
Largest private brand company in North America
•
•
Accretive to top-line and bottom-line goals
Accretive to top-line and bottom-line goals

11

12 Feb. 19, 2013 Feb. 19, 2013 André André Hawaux Hawaux President Consumer Foods President Consumer Foods CAGNY 2013 CAGNY 2013

Frozen: 5-year trends
Frozen: 5-year trends

Strong
Strong
frozen
frozen
platform
platform
FY2008 to FY2013 (forecast)
FY2008 to FY2013 (forecast)
Net Sales Net Sales +4% base CAGR +4% base CAGR
Gross Margin Gross Margin + 2.5 pts. base + 2.5 pts. base
Share Share + 3.2 pts. SSM / +17.4 pts. MSM + 3.2 pts. SSM / +17.4 pts. MSM

Bertolli Desserts Bertolli Desserts 16 Expansion Expansion across across day parts day parts and and demographics demographics

Hunt’s Commercial Hunt’s Commercial 21

Reddi-wip Commercial Reddi-wip Commercial 23

24

25 Feb. 19, 2013 Feb. 19, 2013 Paul Maass Paul Maass President Commercial Foods President Commercial Foods CAGNY 2013 CAGNY 2013

Aligned with customers’
Aligned with customers’
growth plans
growth plans

By 2017, over 25 billion pounds of frozen potato
By 2017, over 25 billion pounds of frozen potato
products will be consumed worldwide each year
products will be consumed worldwide each year
Expected QSR international growth
Expected QSR international growth
Source: Euromonitor projections

Lamb Weston is positioned to win
Lamb Weston is positioned to win

Significant local sourcing opportunities
Significant local sourcing opportunities
in high-growth markets
in high-growth markets
90% of the world’s potato supply is grown in
90% of the world’s potato supply is grown in
North America and Europe
North America and Europe

International market innovation
International market innovation

Obtain consumer and market insights to drive
Obtain consumer and market insights to drive
locally relevant innovation
locally relevant innovation

Private brand evolution to value-added Private brand evolution to value-added 33 Then Then Now Now

Ralcorp: a private brand industry leader Ralcorp: a private brand industry leader 35

Combined capabilities
Combined capabilities
•
•
Growing in relevancy with our customers
Growing in relevancy with our customers
•
•
Scale, expertise, portfolio
Scale, expertise, portfolio
•
•
Complementary and little overlap
Complementary and little overlap

CPG experience to private brands
CPG experience to private brands
•
•
Innovation
Innovation
•
•
Category and shopper insights
Category and shopper insights
•
•
Shopper marketing
Shopper marketing
•
•
Joint business planning
Joint business planning
•
•
Packaging
Packaging
•
•
Procurement
Procurement
•
•
Transportation and warehousing
Transportation and warehousing
•
•
Supply chain expertise
Supply chain expertise
•
•
Food safety expertise
Food safety expertise

Example: Category growth opportunity
Example: Category growth opportunity

Consumer insights & Consumer insights &
Category analytics Category analytics
• • Segment emulation Segment emulation
• • Consumer preferred Consumer preferred
flavors flavors
• • Simplified nutrition Simplified nutrition
Platform emulations & Platform emulations &
Product innovation Product innovation
Shopper insights & Shopper insights &
Consumer activation Consumer activation
• • Innovative bars Innovative bars
flavors flavors
• • New bar types New bar types
Bars expansion Bars expansion
• • Consumer preferred Consumer preferred
promotion, packaging promotion, packaging
and shelving and shelving

40

Clarity and energy at ConAgra Foods
Clarity and energy at ConAgra Foods

•
•
Significant progress on growth strategy
Significant progress on growth strategy
•
•
Unique and relevant portfolio in the food industry
Unique and relevant portfolio in the food industry
•
•
Commitment to ongoing, accelerated growth
Commitment to ongoing, accelerated growth

43 Feb. 19, 2013 Feb. 19, 2013 Chief Financial Officer Chief Financial Officer CAGNY 2013 CAGNY 2013

CFO comments
CFO comments

•
•
Ralcorp transaction
Ralcorp transaction
•
•
Financial priorities
Financial priorities
•
•
Capital allocation
Capital allocation
•
•
EPS outlook
EPS outlook
Today’s
Today’s
agenda
agenda

Ralcorp business Ralcorp business 45 Transaction Transaction closed closed January 29 January 29

The new ConAgra Foods
The new ConAgra Foods
Scale & portfolio balance
Scale & portfolio balance

•
•
Strategic benefits
Strategic benefits
– – Scale & private brand leadership Scale & private brand leadership
– – Enhanced commercial/foodservice capabilities Enhanced commercial/foodservice capabilities
$18B
$18B
annualized
annualized
net sales
net sales
&
&
strong mix
strong mix
Balanced net sales: $18B total Balanced net sales: $18B total

Financially compelling
Financially compelling

•
•
Enhanced long-term growth potential
Enhanced long-term growth potential
•
•
Accretion in Year 1, increasing as
Accretion in Year 1, increasing as
synergies phase in*
synergies phase in*
•
•
Continued strong cash flow
Continued strong cash flow
* Adjusted for items impacting comparability * Adjusted for items impacting comparability
Strong
Strong
financial
financial
profile
profile
Value creation
Value creation
from attractive
from attractive
synergies
synergies
Growth
Growth
Synergies
Synergies
EPS
EPS
Cash flow
Cash flow
• Run-rate cost synergies of
$225MM/year by Year 4
• Supply Chain/procurement efficiencies
drive majority of synergies

Strong cost synergy opportunities
Strong cost synergy opportunities

• • Optimize common supply base Optimize common supply base
• • Leverage Commercial platform Leverage Commercial platform
• • Network and manufacturing optimization Network and manufacturing optimization
• • Implementation of ConAgra Foods efficiency Implementation of ConAgra Foods efficiency programs programs
• • Heavy / light load utilization increases Heavy / light load utilization increases
• • Warehouse optimization Warehouse optimization
• • Elimination of duplicative costs and Elimination of duplicative costs and leveraging shared services capabilities leveraging shared services capabilities
$225MM
$225MM
by Year 4
by Year 4
Savings
Savings
concentrated
concentrated
within
within
Supply Chain
Supply Chain
Procurement Procurement
Manufacturing Manufacturing
Logistics Logistics
Supply
Supply
Chain
Chain
Corporate overhead / Corporate overhead /
SG&A SG&A
Attractive cost synergies contribute to
Attractive cost synergies contribute to
strong value creation potential
strong value creation potential

Near-term EPS* accretion from Ralcorp
Near-term EPS* accretion from Ralcorp

Preliminary estimates for CAG EPS* accretion:
Preliminary estimates for CAG EPS* accretion:
Enhancing
Enhancing
FY13
FY13
&
&
FY14
FY14

Financial priorities
Financial priorities

•
•
Strong earnings and cash flow
Strong earnings and cash flow
•
•
Healthy balance sheet and strong liquidity
Healthy balance sheet and strong liquidity
–
–
Commitment to investment grade
Commitment to investment grade
•
•
Capital allocation
Capital allocation
Near term
Near term
Long term
Long term

52 Significant Significant free cash free cash

Healthy balance sheet and
Healthy balance sheet and
strong liquidity
strong liquidity

Good agency
Good agency
relationships
relationships
Strong
Strong
liquidity to
liquidity to
support
support
operations
operations

Capital allocation
Capital allocation

Temporary shift
Temporary shift
in
in
short-term
short-term
priorities
priorities
Debt reduction
Debt reduction
Dividends
Dividends
Share repurchase
Share repurchase
Acquisitions
Acquisitions
High priority:
High priority:
targeting $1.5B
targeting $1.5B
Achieve mid-BBB
Achieve mid-BBB
metrics
metrics
Through 2015
Through 2015
Long term
Long term
Maintain $1/share
Maintain $1/share
(annualized)
(annualized)
Top-tier payout
Top-tier payout
Very limited
Very limited
Resume focus:
Resume focus:
Strategic &
Strategic &
financial fit
financial fit
Very limited
Very limited
Utilize / balance
Utilize / balance
with other priorities
with other priorities

Earnings Per Share (EPS*)
Earnings Per Share (EPS*)

•
•
FY13: Higher than prior expectations
FY13: Higher than prior expectations
–
–
Ralcorp adding:     $0.05/share
Ralcorp adding:     $0.05/share
–
–
Base business: higher than planned
Base business: higher than planned
•
•
Strong segment performance
Strong segment performance
•
•
Tax favorability
Tax favorability
–
–
New view:     $2.15*
New view:     $2.15*
•
•
FY14: Ralcorp adding:     $0.25/share
FY14: Ralcorp adding:     $0.25/share
17%
17%
growth over
growth over
FY12
FY12
Strong
Strong
EPS*
EPS*
outlook
outlook
*Diluted EPS, adjusted for items impacting comparability *Diluted EPS, adjusted for items impacting comparability

Long-term goals
Long-term goals

After a planning
After a planning
period, new goals
period, new goals
communicated
communicated
with CAG FY13
with CAG FY13
Q4 earnings
Q4 earnings
release
release
•
•
Annual sales growth 3%
Annual sales growth 3%
•
•
Annual EPS* growth 6-8%
Annual EPS* growth 6-8%
Prior:
Prior:
ROIC* has been rebased with the acquisition –
ROIC* has been rebased with the acquisition –
targeting a low double digit ROIC* in     3 years
targeting a low double digit ROIC* in     3 years
To be
To be
upwardly
upwardly
revised
revised

Summary
Summary

This is a great
This is a great
time to be
time to be
a part of
a part of
ConAgra Foods!
ConAgra Foods!
*Adjusted for items impacting comparability *Adjusted for items impacting comparability

58 Questions & Questions & Answers Answers

59 Appendix Appendix

Ralcorp Contribution – Ralcorp Contribution – EPS* Assumptions EPS* Assumptions

New CAG Financial Profile New CAG Financial Profile Some amounts preliminary Some amounts preliminary Annualizing Annualizing FY 2013 FY 2013 Expectations Expectations

62 Regulation G Disclosure Regulation G Disclosure